                                 [COVER IMAGE]

                                       AIM
                                HIGH YIELD FUND


[AIM LOGO APPEARS HERE]           ANNUAL REPORT                 DECEMBER 31 1998



                 INVEST WITH DISCIPLINE--Registered Trademark--

                                [ COVER IMAGE ]


                      ------------------------------------

         WHEAT FIELD WITH A LARK BY VINCENT VAN GOGH (1853-1890, DUTCH)

         GOOD TIMES ARE COMMONLY REPRESENTED BY A WHEAT SHEAF, CONNOTING

          NATURE'S BOUNTY AND THE HARVEST THAT IS REAPED AFTER ARDUOUS

          LABOR. ALTHOUGH HARDSHIP MAY BE INCURRED ALONG THE WAY, THE

      DISCIPLINED INVESTOR KNOWS THAT IN THE LONG TERM PERSEVERANCE SHOULD

                                RESULT IN REWARD.

                      ------------------------------------


For shareholders who seek a high level of current income. The Fund invests in a portfolio consisting primarily of high-yielding, lower-rated corporate bonds.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM High Yield Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o During the fiscal year ended December 31, 1998, the Fund paid distributions of $0.91 per share for Class A shares, $0.84 for Class B shares, and $0.84 for Class C shares.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The Fund invests primarily in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds. These bonds have a greater risk of price fluctuation and loss of principal and income than U.S. government securities, such as U.S. Treasury bonds and bills, which offer a government guarantee as to the repayment of principal and interest if held to maturity.
o The Fund's Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The C.S. First Boston High Yield Index tracks more than 270 segments within the high-yield universe and includes credit quality, industry, security type, and maturity.
o The Lehman High Yield Bond Index is an unmanaged composite generally considered representative of high-yield debt securities. It is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Lipper High Current Yield Fund Index represents an average of the performance of the 30 largest high-yield funds charted by Lipper, Inc., an independent mutual fund performance monitor. Results shown reflect reinvestment of dividends.
o Government securities, such as U.S. Treasury bills, notes, and bonds offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
           NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
          CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK
              THAT YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                              AIM HIGH YIELD FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    As the fiscal year opened, markets were recovering from the
   [PHOTO OF        concerns produced by financial crises in Asia during 1997,
  Charles T.        and this optimism early in 1998 led several equity market
    Bauer           indexes to all-time highs in spring and early summer.
 Chairman of        However, the year was to bring two particularly serious
 the Board of       financial shocks, first the debt default by Russia, and
   THE FUND         later the gathering crisis in Brazil, which devalued its
 APPEARS HERE]      currency shortly after the fiscal year closed. The result
                    was another year of significant volatility in both equity and fixed-income markets.

                    MARKET RECAP
                    Buoyant equity markets and healthy economic growth in Europe and the U.S. kept bond prices relatively stable early in 1998. But optimism turned to profound pessimism over the summer as global financial crises caused a worldwide loss of confidence. Investors flocked to securities perceived as safe and liquid, especially U.S. Treasuries. Even high-quality corporate bonds went out of favor, and high-yield corporate bonds plummeted. Beginning in late September, the U.S. Federal Reserve Board intervened to pump liquidity and confidence into markets. Numerous interest rate cuts in other countries followed. Investors responded favorably, and by year end, bond market volatility had generally subsided.

HOW SHOULD INVESTORS RESPOND?
We understood how unnerving 1998's level of volatility could have been. Our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets during 1998. In the end, most were rewarded for their long-term perspective.
    In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS' COMMENTS
On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

YEAR 2000 CONCERN
Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 problem scenarios.
    We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman



                      ------------------------------------

                              . . . WE ARE PLEASED

                               TO NOTE THAT MOST

                                  MUTUAL FUND

                     SHAREHOLDERS REMAINED COOL HEADED AND

                  DID NOT PULL OUT OF THE MARKETS DURING 1998.

                      ------------------------------------


                              AIM HIGH YIELD FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND FOCUSES ON QUALITY IN DIFFICULT MARKET

THE MARKET EXPERIENCED ALL-TIME HIGHS AND ONE OF ITS MOST VICIOUS CORRECTIONS DURING 1998. HOW DID AIM HIGH YIELD FUND PERFORM IN THIS UNSETTLING ENVIRONMENT? We have been in a very challenging environment during the past year. The Fund has suffered from a combination of oversupply and weakened demand, as well as from the "flight to quality" following a succession of global currency crises. Total returns for the fiscal year ended December 31, 1998, for Class A, Class B, and Class C shares were -5.10%, -5.90%, -5.92%, respectively.
    Despite the difficult high-yield market conditions in 1998 the Fund continued to provide attractive current income. As of December 30, 1998, the Fund's 30-day SEC yields were 10.92%, 10.70%, and 10.70% for Class A, Class B, and Class C shares, respectively. By comparison, the yield on the benchmark 30-year U.S. Treasury bond was 5.09%.
    During the reporting period, net assets under management grew approximately $150 million for a total of $3.61 billion at the close of the fiscal year.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS SINCE YOUR JUNE REPORT TO SHAREHOLDERS?
Beginning in July, markets succumbed to the second wave of "Asian contagion" when currency troubles in Asia made their way to the United States. A month later, Russia's bond default and the downturn that ensued involved even the very large, very liquid stocks that were chiefly responsible for the U.S. markets' earlier rise. Domestically, the markets were hit by the collapse of several hedge funds. Investors sought shelter from market volatility in the safest and most liquid investment classes, particularly large-cap equities and U.S. Treasury securities.
    The Federal Reserve Board (the Fed) announced the first of three interest rate cuts in September, hoping to shelter the U.S. from a potential global recession. Boosted by the Fed easing, the U.S. markets rebounded and led the way for recovery in many foreign markets.

HOW DID HIGH-YIELD BONDS FARE IN THIS MARKET TURBULENCE?
High-yield bonds were hit hard during the summer "flight to quality" when investors turned to U.S. Treasury securities for their relative safety. Beginning in August, investor demand did not keep up with record levels of new high-yield offerings, generating broad-based volatility in the high-yield market. As market volatility increased, the volume of new high-yield issues dropped significantly as companies feared weakened demand. Performance of many high-yield funds deteriorated significantly in the wake of falling corporate profits and rising default rates. However, AIM High Yield Fund did not suffer from any defaults during the reporting period.
    After a devastating third quarter, the worst in almost eight years, the high-yield market began to recover, boosted by the Fed's interest rate cuts. Liquidity slowly returned to the market, as new offerings reappeared. During November, more than $2.5 billion in new corporate debt entered the market, led by a group of fast-growing telecommunications companies. The spread between high-yield

                      ------------------------------------

                        DESPITE THE DIFFICULT HIGH-YIELD

                       MARKET CONDITIONS IN 1998 THE FUND

                    CONTINUED TO PROVIDE ATTRACTIVE CURRENT

                                    INCOME.

                      ------------------------------------


PORTFOLIO COMPOSITION

As of 12/31/98, based on total net assets

===============================================================================================================
Top 10 Holdings                                        Top 10 Industries
---------------------------------------------------------------------------------------------------------------
1. ICG Services, Inc.                      1.52%       1. Telecommunications (Cellular/Wireless)         7.84%
2. Chancellor Media Corp.                  1.46        2. Broadcasting (Television, Radio & Cable)       7.60
3. Qwest Communications Int'l              1.46        3. Telecommunications (Long Distance)             7.30
4. Nextel Communications, Inc.             1.34        4. Telephone                                      6.91
5. HMH Properties                          1.33        5. Manufacturing (Specialized)                    5.62
6. Airplanes Pass Through Trust            1.25        6. Lodging-Hotels                                 4.73
7. Logix Communications                    1.23        7. Retail (Specialty)                             4.17
8. Kabelmedia Holdings GmbH                0.90        8. Gaming, Lottery & Parimutuel Companies         3.62
9. Carr-Gottstein Foods Co.                0.87        9. Airlines                                       2.79
10. Coinmach Corp.                         0.85        10. Oil & Gas (Exploration & Production)          2.50


Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===============================================================================================================


          See important Fund and index disclosures inside front cover.

                              AIM HIGH YIELD FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


bonds and U.S. Treasury securities, which had reached its widest point since the early 1990s, fell from 750 to 600 basis points as the high-yield market rallied.

GIVEN CURRENT MARKET CONDITIONS, HOW HAVE YOU MANAGED THE PORTFOLIO?
During the fourth quarter, as volatility in the high-yield market continued, we focused on increasing quality in the Fund's portfolio. Volatility in the high-yield market created some exceptional values in higher-quality debt. We added more holdings in the higher-quality BB segment of the market which accounted for 2.94% of the Fund's net assets in June. BB-rated bonds represented 7.83% of net assets as of December 31, 1998.
    Conversely, we reduced the Fund's holdings in CCC and non-rated securities from 34.22% of net assets in June to 29.75% at the close of the fiscal year. Overall, we maintained about 60% of the Fund's net assets in the single-B sector, as rated by Standard & Poor's, a widely known credit-rating agency.
    At the close of the fiscal year, the Fund's largest holdings were in the telecommunications and broadcasting industries. These industries continue to perform well despite weakening economic conditions. High-yield securities were 90.11% of the Fund's holdings, with approximately 7% of that figure invested in foreign corporate debt. The Fund remained well diversified across 237 holdings representing 62 industries. During the reporting period, we trimmed our holdings in steel, shipping, and energy, as those industries continue to be hit hard by battered commodity prices.
    Our cash position at the close of the fiscal year was 4.40%. We aim to maintain the Fund's cash weighting around 5% to take advantage of new issues, as the supply of high-yield issues is expected to increase at the beginning of 1999.

WHAT IS YOUR OUTLOOK FOR 1999?
By and large, we are optimistic that the U.S. market has performed a turnaround, coming back from its steep declines last summer. Market analysts are optimistic that the United States will avoid a recession in 1999. Economic growth seems to be decelerating, so low inflation and low interest rates should continue. These conditions may bode well for high-yield bonds in the coming year.
    Historically, November to February is, on average, the best-performing period in the high-yield market, adding approximately 15% on an annualized basis. With the yield spreads between high-yield bonds and 10-year U.S. Treasury securities at their widest since 1991, many analysts believe that high-yield bonds represent a good bargain for the near term. Investors may be rewarded by the appreciation that should occur as yields return to more normal levels.
    With a slowing economy expected in 1999, the key to continuing recovery in the high-yield market will be corporate earnings in the coming months. As the rate of defaults continues to increase due to more volatile market conditions, we believe that credit quality will become more of a differentiating factor in total return performance. We remain focused on providing attractive current income and on minimizing volatility within the Fund's portfolio as much as possible.

================================================================================
HIGH-YIELD BONDS-BEST/WORST TIME PERIOD RETURNS 1987-1998




   14.96%                    9.89%                  -2.78%
Nov. - Feb.              Mar. - June              July - Oct.



================================================================================
Returns were calculated by annualizing the average cumulative returns for each period from 1987 to 1998.
Sources: Lehman High Yield Bond Index, Bear Stearns

          See important Fund and index disclosures inside front cover.


                              AIM HIGH YIELD FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM HIGH YIELD FUND VS. BENCHMARK INDEXES

12/31/88-12/31/98

--------------------------------------------------------------------------------
        AIM HIGH YIELD FUND,     LEHMAN HIGH YIELD     LIPPER HIGH CURRENT YIELD
        CLASS A SHARES           BOND INDEX            FUNDS INDEX
--------------------------------------------------------------------------------
                                 In thousands

12/31/88        $9,524             $10,000                $10,000

12/31/89        9,637               10,083                 10,039

12/31/90        8,766               9,117                   9,398

12/31/91        12,464              13,327                 13,511

12/31/92        14,782             15,426                  15,762

12/31/93        17,502             18,066                  18,742

12/31/94        17,209             17,880                  18,559

12/31/95        20,111             21,309                  21,785

12/31/96        23,215             23,728                  24,491

12/31/97        26,120             26,756                  27,584

12/31/98        24,789             27,185                  27,744

================================================================================

         Past performance is no guarantee of comparable future results.

--------------------------------------------------------------------------------
        AIM HIGH YIELD FUND      C.S. FIRST BOSTON     LIPPER HIGH CURRENT
        CLASS A SHARES           HIGH YIELD INDEX      YIELD FUNDS INDEX
--------------------------------------------------------------------------------
                                 In thousands

12/31/88        $9,524             $10,000                $10,000

12/31/89        9,637              9,723                  10,039

12/31/90        8,766              8,642                  9,398

12/31/91        12,464             12,118                 13,511

12/31/92        14,782             14,343                 15,762

12/31/93        17,502             17,189                 18,742

12/31/94        17,209             16,557                 18,559

12/31/95        20,111             19,435                 21,785

12/31/96        23,215             21,958                 24,491

12/31/97        26,120             24,850                 27,584

12/31/98        24,789             24,829                 27,744

================================================================================

Past performance is no guarantee of comparable future results.

================================================================================
Average Annual Total Returns

As of 12/31/98, including sales charges

CLASS A SHARES

10 Years                      9.50%
5 Years                       6.17
1 Year                       -9.63*
*-5.10%, excluding sales charges

CLASS B SHARES

Since Inception (9/1/93)      6.63%
5 Years                       6.11
1 Year                      -10.22*
*-5.90%, excluding CDSC

CLASS C SHARES

Since Inception (8/4/97)     -1.21%
1 Year                       -6.78*
*-5.92%, excluding CDSC
================================================================================
Source: Towers Data Systems HYPO--Registered Trademark--.
    Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


ABOUT THESE CHARTS
These charts compare your Fund's Class A shares to benchmark indexes. They are intended to give you a general idea of how your Fund performed compared to these benchmarks over the period 12/31/88 to 12/31/98. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio. A market index such as the C.S. First Boston Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Lipper High Current Yield Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.
    Since the last reporting period, your Fund has elected to use the Lehman High Yield Bond Index.
This index more closely reflects the performance of securities in which the Fund invests. The Fund will no longer be measured against the C.S. First Boston High Yield Index. The Lipper High Current Yield Fund Index remains as one of the Fund's benchmarks.
    Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the Fund's performance to both the old and new index.



                              AIM HIGH YIELD FUND

                       ANNUAL REPORT / FOR CONSIDERATION

WHAT DO BOND RATINGS MEAN?
The preceding discussion of your Fund's performance mentions the quality of the bonds in the Fund's portfolio. Just what are bond quality ratings?
    Two well-known rating agencies, Moody's and Standard & Poor's (S&P), assign ratings to bond issues. The chart shows a summary of the definitions of these ratings.

HOW BONDS ARE RATED
Bond ratings are essentially based on the issuer's risk of default, or nonpayment of principal and/or interest, on the bond. How does a bond rating come about? Say a company wants to raise $5 million for expansion by issuing a five-year bond, meaning that in five years' time, the company will repay $5 million plus interest to the investor(s) in the bond issue. The company, or issuer, pays a fee to have its bond rated by a qualified rating agency. The selected rating agency sends representatives to the company to meet with management and evaluate the company's short-and long-term risk profile--the company's ability and willingness to pay the principal and interest of the bond issue at its maturity, in this case five years. Other rating factors include:

o   the make-up and terms of the particular issue;
o   the level and predictability of the issuer's cash flow;
o how well-protected the issue is in the event of bankruptcy, reorganization or other arrangement;
o possible adverse economic conditions both in general and in the company's sector; and
o   currency risk in the case of foreign issues.

    After considering these and any other factors deemed necessary by agency representatives, the rating agency assigns a rating, such as "A," to the issue. The rating is made public before the issue is offered to investors so that investors know the relative quality of the bond. Investors can then decide for themselves

--------------------------------------------------------------------------------
MOODY'S                            DEFINITION                               S&P
--------------------------------------------------------------------------------
                                INVESTMENT GRADE

Aaa       Bonds of the highest quality, with the                           AAA
          lowest degree of long-term investment
          risk. Issuers' ability to repay is very
          high.

Aa        Bonds of high quality with slightly                              AA
          greater long-term investment risk.

A         Bonds with favorable investment                                  A
          attributes but elements making them
          more susceptible to adversity.

Baa       Medium-grade bonds that are currently                            BBB
          secure but may be unreliable over
          time.

                              NON-INVESTMENT GRADE
                              (High-Yield or Junk)

Ba        Bonds with speculative elements that make                        BB
          them not well safeguarded and
          uncertain.

B         Bonds with low long-term assurance of                            B
          payment.

Caa       Bonds of poor standing that may be in                            CCC
          default or in danger of default.

Ca        Bonds of highly speculative quality that                         CC
          are often in default.

C         Lowest rated bonds with poor prospects                           C
          of ever being upgraded to investment standing.

-         Bonds in default. Issuer cannot repay.                           D

================================================================================
Your Fund's prospectus and statement of additional information show the maximum percentage, if any, that your Fund can invest in non-investment grade bonds.


                              AIM HIGH YIELD FUND

                       ANNUAL REPORT / FOR CONSIDERATION



if they wish to invest in a particular bond issue.

WHAT BOND RATINGS MEAN
Although the rating systems of the two agencies differ slightly, their hierarchy is essentially the same: the highest rated bonds, Aaa for Moody's and AAA for S&P, are those which show the best capacity for repayment of the principal (face value) plus interest to the bondholder. These high-rated bonds have a lower return because they are a lower-risk investment. In other words, rating and risk and return move conversely for bonds--the lower the rating, the higher the potential risk and return, and vice versa. So although investment grade bonds such as U.S. Treasury issues are one of the safest investments around, more speculative junk bonds can yield significantly higher returns if an investor can tolerate the risk.
    Moody's and S&P sometimes use modifiers along with their standard ratings. Moody's may add a 1, 2 or 3 to a rating (e.g., Aa2), with a 1 denoting an issue ranking in the higher end of its category, a 2 denoting a mid-range ranking, and a 3 denoting a lower-end ranking. Similarly, S&P may add a plus (+) or minus (-) to show an issue's relative standing within a category (e.g., B+).
    Once assigned, bond ratings are not often altered. However, if major changes occur in an issuer's short- or long-term credit outlook, a rating agency may review the rating for possible modification. Contributing factors may include shifts in industry demand, new technologies, government intervention, regulatory changes, or changes in macroeconomic variables such as oil prices. Events such as these are weighed to determine how much they will affect the issuer's operations and future direction.

UNRATED BONDS
What about unrated bonds? Just because a bond is unrated does not mean it is a "bad" bond. Some organizations simply choose not to pay to have their bonds rated. Often the issuer of an unrated bond is a small entity such as a town or district that does not have extra money to pay for a rating. In those cases, independent research is necessary on the part of the investor to put together a risk profile of the issuer.


                                [ COVER IMAGE ]

                      ------------------------------------

                    WHAT TYPES OF BONDS DOES YOUR FUND OWN?

     YOUR FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DISCUSS

 IN MORE DETAIL THE TYPES OF BONDS CONTAINED IN YOUR FUND'S PORTFOLIO AND RISK

      FACTORS THAT MAY BE ASSOCIATED WITH THESE SECURITIES. YOUR FINANCIAL

    CONSULTANT IS THE BEST PERSON TO CONTACT IF YOU HAVE ANY QUESTIONS ABOUT

                       INVESTING IN BONDS OR A BOND FUND.

                      ------------------------------------


                              AIM HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

December 31, 1998

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
CORPORATE BONDS & NOTES-91.49%

AEROSPACE/DEFENSE-0.32%

Earthwatch Inc., Sr. Notes,
  12.50%, 03/01/01(a)(b)
  (Acquired 03/14/97; Cost
  $15,500,000)                    $ 15,500,000   $   11,702,500
---------------------------------------------------------------

AIR FREIGHT-0.70%

Atlas Air, Inc., Sr. Unsec.
  Notes, 10.75%, 08/01/05           23,947,000       25,264,085
---------------------------------------------------------------

AIRLINES-2.79%

Airplanes Pass Through Trust,
  Sub. Bonds, 10.875%, 03/15/19     42,860,000       45,030,001
---------------------------------------------------------------
Amtran, Inc., Sr. Unsec. Gtd.
  Notes, 10.50%, 08/01/04           26,750,000       27,820,000
---------------------------------------------------------------
Continental Airlines, Notes,
  8.00%, 12/15/05                   26,000,000       26,356,200
---------------------------------------------------------------
World Airways, Inc., Sr. Conv.
  Sub. Deb., 8.00%, 08/26/04(a)
  (Acquired 08/21/97; Cost
  $5,000,000)                        5,000,000        1,475,000
---------------------------------------------------------------
                                                    100,681,201
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-1.93%

Advance Stores Co., Series B Sr.
  Gtd. Sub. Notes, 10.25%,
  04/15/08                          21,680,000       22,113,600
---------------------------------------------------------------
Exide Corp.
  Conv. Sr. Sub. Notes, 2.90%,
    12/15/05(a) (Acquired
    12/19/96-04/07/98; Cost
    $12,820,500)                    20,700,000       12,238,875
---------------------------------------------------------------
  Sr. Notes, 10.00%, 04/15/05       14,000,000       14,000,000
---------------------------------------------------------------
Magna International, Inc., Conv.
  Sub. Deb., 4.875%, 02/15/05        9,000,000        9,258,750
---------------------------------------------------------------
Newcor, Inc., Series B Sr. Gtd.
  Sub. Notes, 9.875%, 03/01/08      12,880,000       12,042,800
---------------------------------------------------------------
                                                     69,654,025
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO
  & CABLE)-6.73%

Chancellor Media Corp., Sr. Sub.
  Notes, 9.00%, 10/01/08(a)
  (Acquired 09/25/98; Cost
  $50,000,000)                      50,000,000       52,750,000
---------------------------------------------------------------
Diamond Cable Communications PLC
  (United Kingdom), Sr. Yankee
  Disc. Notes, 11.75%,
  12/15/05(c)                       32,380,000       26,956,350
---------------------------------------------------------------
Digital TV Services LLC, Series
  B, Sr. Gtd. Sub. Notes,
  12.50%, 08/01/07                  17,500,000       18,987,500
---------------------------------------------------------------
EchoStar DBS Corp., Sr. Sec.
  Gtd. Notes, 12.50%, 07/01/02      21,080,000       24,452,800
---------------------------------------------------------------
Fox Family Worldwide, Inc., Sr.
  Unsec. Disc. Notes, 10.25%,
  11/01/07(c)                       32,750,000       20,632,500
---------------------------------------------------------------
Frontiervision Holdings LP, Sr.
  Disc. Notes, 11.875%,
  09/15/07(c)                       27,480,000       23,151,900
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
BROADCASTING (TELEVISION, RADIO &
  CABLE)-(CONTINUED)

Jacor Communications, Inc.,
  Unsec. Conv. LYON, 3.99%,
  02/09/18(d)                     $ 20,000,000   $    9,693,000
---------------------------------------------------------------
Kabelmedia Holdings GmbH
  (Germany), Sr. Yankee Unsec.
  Disc. Notes, 13.625%,
  08/01/06(c)                       39,000,000       32,370,000
---------------------------------------------------------------
Knology Holdings, Inc., Sr.
  Disc. Notes, 11.875%
  10/15/07(c)                       42,250,000       19,540,625
---------------------------------------------------------------
Park N View, Inc., Series B, Sr.
  Notes, 13.00%, 05/15/08           16,400,000       14,022,000
---------------------------------------------------------------
                                                    242,556,675
---------------------------------------------------------------

BUILDING MATERIALS-1.02%

Congoleum Corp., Sr. Unsec.
  Notes, 8.625%, 08/01/08           19,900,000       19,701,000
---------------------------------------------------------------
Imperial Home Decor Group,
  Series B, Sr. Unsec. Gtd. Sub.
  Notes, 11.00%, 03/15/08           19,100,000       17,094,500
---------------------------------------------------------------
                                                     36,795,500
---------------------------------------------------------------

CHEMICALS-0.48%

Sterling Chemicals, Inc., Sr.
  Unsec. Sub. Notes, 11.75%,
  08/15/06                          19,990,000       17,291,350
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-1.26%

Key Plastics, Inc., Series B,
  Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 03/15/07                  21,270,000       19,993,800
---------------------------------------------------------------
Trans-Resources, Inc.,
  Series B, Sr. Unsec. Disc.
    Notes, 12.00%, 03/15/08(c)      26,000,000       13,910,000
---------------------------------------------------------------
  Series B, Sr. Unsec. Notes,
    10.75%, 03/15/08                11,700,000       11,700,000
---------------------------------------------------------------
                                                     45,603,800
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.53%

Comverse Technology, Inc.,
  Conv. Sub. Deb., 4.50%,
    07/01/05(a) (Acquired
    10/27/98; Cost $1,157,963)       1,269,000        1,605,285
---------------------------------------------------------------
  Unsec. Conv. Sub. Deb., 4.50%,
    07/01/05                         4,481,000        5,668,465
---------------------------------------------------------------
Dialog Corp. PLC (United
  Kingdom), Series A, Sr. Sub.
  Yankee Notes, 11.00%, 11/15/07    23,000,000       23,000,000
---------------------------------------------------------------
ProNet, Inc., Sr. Sub. Notes,
  11.875%, 06/15/05                 23,640,000       25,176,600
---------------------------------------------------------------
                                                     55,450,350
---------------------------------------------------------------

COMPUTERS (HARDWARE)-0.03%

Candescent Technology Corp., Sr.
  Conv. Sub. Deb., 7.00%,
  05/01/03(a) (Acquired
  11/09/98-11/30/98; Cost
  $1,112,500)                        1,250,000        1,125,000
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
COMPUTERS (NETWORKING)-1.11%

Convergent Communication, Series
  B, Sr. Unsec. Notes, 13.00%,
  04/01/08                        $ 33,500,000   $   16,247,500
---------------------------------------------------------------
Exodus Communications, Sr.
  Unsec. Notes, 11.25%, 07/01/08    23,660,000       23,896,600
---------------------------------------------------------------
                                                     40,144,100
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.37%

Metal Management, Inc., Sr.
  Unsec. Gtd. Sub. Notes,
  10.00%, 05/15/08                  21,900,000       13,249,500
---------------------------------------------------------------

CONSTRUCTION (CEMENT & AGGREGATES)-0.45%

Schuff Steel Co., Sr. Unsec.
  Gtd. Sub. Notes, 10.50%,
  06/01/08                          18,550,000       16,231,250
---------------------------------------------------------------

CONTAINERS & PACKAGING (PAPER)-0.74%

BPC Holding Corp., Series B, Sr.
  Sec. Notes, 12.50%, 06/15/06      11,875,000       12,409,375
---------------------------------------------------------------
MVE, Inc., Sr. Sec. Notes,
  12.50%, 02/15/02                  14,570,000       14,351,450
---------------------------------------------------------------
                                                     26,760,825
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-1.00%

Core-Mark International, Inc.,
  Sr. Sub. Notes, 11.375%,
  09/15/03                          16,340,000       16,666,800
---------------------------------------------------------------
Fleming Companies, Inc., Sr.
  Unsec. Gtd. Sub. Notes,
  10.625%, 07/31/07                 20,700,000       19,458,000
---------------------------------------------------------------
                                                     36,124,800
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.19%

Electronic Retailing Systems
  International, Inc., Sr. Disc.
  Notes, 13.25%, 02/01/04(c)        18,342,000        6,694,830
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.44%

Panda Funding Corp., Series A-1,
  Pooled Project Bonds, 11.625%,
  08/20/12                          14,950,869       15,773,167
---------------------------------------------------------------

ENTERTAINMENT-1.38%

Ascent Entertainment Group, Sr.
  Sec. Disc. Notes, 11.875%,
  12/15/04(c)                       28,812,000       17,431,260
---------------------------------------------------------------
Regal Cinemas, Inc., Sr. Unsec.
  Sub. Notes, 9.50%, 06/01/08       20,100,000       20,803,500
---------------------------------------------------------------
Silver Cinemas, Inc., Sr. Sub.
  Notes, 10.50%, 04/15/05           15,880,000       11,513,000
---------------------------------------------------------------
                                                     49,747,760
---------------------------------------------------------------

FOODS-1.60%

Ameriserve Food Distributors,
  Sr. Unsec. Gtd. Notes, 8.875%,
  10/15/06                          15,500,000       14,415,000
---------------------------------------------------------------
Del Monte Corp./Foods Co.,
  Series B, Sr. Unsec. Sub.
  Notes, 12.25%, 04/15/07           14,385,000       16,398,900
---------------------------------------------------------------
Nebco Evans Holding Co., Sr.
  Unsec. Disc. Notes, 12.375%,
  07/15/07(c)                       18,760,000        9,098,600
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
FOODS-(CONTINUED)

RAB Enterprise, Inc.,
  Sr. Notes, 10.50%, 05/01/05(a)
    (Acquired 04/28/98; Cost
    $9,350,000)                   $  9,350,000   $    7,059,250
---------------------------------------------------------------
  Sr. Notes, 13.00%, 05/01/08(a)
    (Acquired 04/28/98; Cost
    $15,000,000)                    15,000,000       10,575,000
---------------------------------------------------------------
                                                     57,546,750
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-3.62%

Alliance Gaming Corp., Series B,
  Sr. Unsec. Gtd. Notes, 10.00%,
  08/01/07                          18,400,000       16,652,000
---------------------------------------------------------------
Circus Circus Enterprises, Sr.
  Sub. Notes, 9.25%, 12/01/05       29,000,000       30,080,250
---------------------------------------------------------------
Resort at Summerlin/RAS Co., Sr.
  Unsec. Sub. PIK Notes, 13.00%,
  12/15/07                          26,970,000       25,756,350
---------------------------------------------------------------
Showboat Marina Casino
  Partnership & Showboat Marina
  Financial Corp., Series B Sec.
  First Mortgage Notes, 13.50%,
  03/15/03                          21,600,000       24,516,000
---------------------------------------------------------------
Venetian Casino Resort LLC,
  Sec. Gtd. Mortgage Notes,
    12.25%, 11/15/04                18,300,000       17,202,000
---------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes,
    10.00%, 11/15/05(c)             19,100,000       16,139,500
---------------------------------------------------------------
                                                    130,346,100
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.39%

Biovail Corp., Sr. Notes,
  10.875%, 11/15/05(a) (Acquired
  11/10/98-11/24/98; Cost
  $13,962,063)                      13,875,000       14,083,125
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-0.96%

Harborside Healthcare, Sr.
  Unsec. Gtd. Disc. Sub. Notes,
  11.00%, 08/01/08(c)               34,000,000       17,170,000
---------------------------------------------------------------
Mariner Post-Acute Network,
  Inc.,
  Series B, Sr. Unsec. Sub.
    Notes, 9.50%, 11/01/07          14,990,000       11,617,250
---------------------------------------------------------------
  Series B, Sr. Unsec. Disc.
    Sub. Notes, 10.50%,
    11/01/07(c)                     13,730,000        5,972,550
---------------------------------------------------------------
                                                     34,759,800
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.38%

Alaris Medical Inc.,
  Sr. Disc. Notes, 11.125%,
    08/01/08(a)(c) (Acquired
    07/23/98; Cost $12,675,392)     21,800,000       11,990,000
---------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes,
    9.75%, 12/01/06                 11,545,000       11,775,900
---------------------------------------------------------------
Alliance Imaging, Sr. Sub.
  Notes, 9.23%, 12/15/05            20,000,000       19,100,000
---------------------------------------------------------------
Dade International, Inc., Series
  B, Sr. Sub. Notes, 11.125%,
  05/01/06                          15,710,000       17,477,375
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-(CONTINUED)

Mediq, Inc.,
  Sr. Disc. Deb., 13.00%,
    06/01/09(c)                   $ 13,750,000   $    6,256,250
---------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes,
    11.00%, 06/01/08                20,020,000       19,319,300
---------------------------------------------------------------
                                                     85,918,825
---------------------------------------------------------------

HOMEBUILDING-1.61%

D.R. Horton, Inc., Unsec. Gtd.
  Notes, 10.00%, 04/15/06           16,040,000       17,082,600
---------------------------------------------------------------
Engle Homes, Inc., Series C, Sr.
  Unsec. Gtd. Notes, 9.25%,
  02/01/08                          21,850,000       21,959,250
---------------------------------------------------------------
Schuler Homes, Sr. Unsec. Gtd.
  Notes, 9.00%, 04/15/08            19,400,000       18,915,000
---------------------------------------------------------------
                                                     57,956,850
---------------------------------------------------------------

HOUSEWARES-0.56%

Decora Industries Inc., Series
  B, Sr. Sec. Gtd. Notes,
  11.00%, 05/01/05                  21,350,000       20,175,750
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.27%

Loews Corp., Unsec. Conv. Sub.
  Notes, 3.125%, 09/15/07           12,000,000        9,600,000
---------------------------------------------------------------

IRON & STEEL-1.44%

Acme Metal, Inc., Sr. Unsec.
  Gtd. Notes, 10.875%,
  12/15/07(e)                       26,564,000        3,586,140
---------------------------------------------------------------
GS Industries, Inc.,
  Sr. Gtd. Notes, 12.00%,
    09/01/04                        15,755,000       10,792,175
---------------------------------------------------------------
  Sr. Notes, 12.25%, 10/01/05       14,525,000        9,804,375
---------------------------------------------------------------
Sheffield Steel Corp., Series B,
  First Mortgage Notes, 11.50%,
  12/01/05                          19,100,000       16,330,500
---------------------------------------------------------------
WHX Corp., Sr. Unsec. Notes,
  10.50%, 04/15/05                  12,360,000       11,433,000
---------------------------------------------------------------
                                                     51,946,190
---------------------------------------------------------------

LODGING-HOTELS-4.73%

American Skiing Co., Series B,
  Sr. Sub. Notes, 12.00%,
  07/15/06                          19,275,000       20,142,375
---------------------------------------------------------------
Booth Creek Ski Holdings, Sr.
  Unsec. Gtd. Notes, 12.50%,
  03/15/07                          20,310,000       20,208,450
---------------------------------------------------------------
Coast Hotels & Casinos Inc.,
  Series B, Sec. First Mortgage
  Gtd. Notes, 13.00% 12/15/02       23,530,000       26,588,900
---------------------------------------------------------------
Hilton Hotels Corp.,
  Sr. Unsec. Notes, 7.95%,
    04/15/07                        22,000,000       22,911,460
---------------------------------------------------------------
  Sr. Unsec. Notes, 7.20%,
    12/15/09                        16,000,000       15,905,760
---------------------------------------------------------------
HMH Properties, Series B, Sr.
  Sec. Gtd. Notes, 7.875%,
  08/01/08                          49,000,000       47,775,000
---------------------------------------------------------------
Stena Line A.B. (Sweden), Sr.
  Unsec. Yankee Notes, 10.625%,
  06/01/08                          18,680,000       16,905,400
---------------------------------------------------------------
                                                    170,437,345
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
MACHINERY (DIVERSIFIED)-0.55%

National Equipment Services,
  Series B, Sr. Sub. Notes,
  10.00%, 11/30/04                $ 20,000,000   $   19,900,000
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.97%

Anthony Crane Rentals, Sr.
  Notes, 10.375%, 08/01/08(a)
  (Acquired 07/15/98-09/08/98;
  Cost $17,915,075)                 17,960,000       17,331,400
---------------------------------------------------------------
Elgin National Industries,
  Series B, Sr. Unsec. Gtd.
  Notes, 11.00%, 11/01/07           17,640,000       17,816,400
---------------------------------------------------------------
Generac Portable Products, Sr.
  Sub. Notes, 11.25%,
  07/01/06(a) (Acquired
  07/02/98; Cost $17,100,000)       17,100,000       17,185,500
---------------------------------------------------------------
Glenoit Corp., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 04/15/07      19,915,000       18,620,525
---------------------------------------------------------------
                                                     70,953,825
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-5.28%

Berry Plastics Corp., Sr. Sub.
  Notes, 12.25%, 04/15/04            9,500,000       10,022,500
---------------------------------------------------------------
Brand Scaffold Services, Sr.
  Unsec. Notes, 10.25%, 02/15/08    26,800,000       25,594,000
---------------------------------------------------------------
Derby Cycle Corp., Sr. Notes,
  10.00%, 05/15/08(a) (Acquired
  05/07/98-07/07/98; Cost
  $18,951,613)                      18,955,000       16,396,075
---------------------------------------------------------------
First Wave Marine, Inc., Sr.
  Unsec. Gtd. Notes, 11.00%,
  02/01/08                          21,835,000       20,415,725
---------------------------------------------------------------
Globe Manufacturing Corp., Sr.
  Sub. Notes, 10.00%,
  08/01/08(a) (Acquired
  07/28/98-09/23/98; Cost
  $16,818,250)                      17,050,000       15,515,500
---------------------------------------------------------------
MMI Products, Inc., Sr. Unsec.
  Sub. Notes, 11.25%, 04/15/07      19,140,000       20,766,900
---------------------------------------------------------------
Neenah Corp.,
  Series B, Sr. Sub. Notes,
    11.125%, 05/01/07                4,000,000        4,130,000
---------------------------------------------------------------
  Series D, Sr. Sub. Notes,
    11.125%, 05/01/07               15,000,000       15,487,500
---------------------------------------------------------------
Omega Cabinets, Sr. Sub. Notes,
  10.50%, 06/15/07                  26,990,000       26,585,150
---------------------------------------------------------------
Precise Technology, Inc., Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  11.125%, 06/15/07                 15,900,000       15,423,000
---------------------------------------------------------------
SF Holdings Group, Inc., Series
  B, Sr. Sec. Disc. Notes,
  12.75%, 03/15/08(c)               27,000,000        8,775,000
---------------------------------------------------------------
Steel Heddle Manufacturing Co.,
  Series B, Sr. Unsec. Gtd. Sub.
  Notes, 10.625%, 06/01/08          15,700,000       11,068,500
---------------------------------------------------------------
                                                    190,179,850
---------------------------------------------------------------

METALS MINING-1.20%

Centaur Mining & Exploration,
  Ltd. (Australia), Sr. Yankee
  Gtd. Notes, 11.00%, 12/01/07      27,800,000       25,437,000
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
METALS MINING-(CONTINUED)

Doe Run Resources Corp.,
  Series B, Sr. Unsec. Gtd. Sub.
    Notes, 11.70%, 03/15/03       $ 10,000,000   $    7,750,000
---------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Sub.
    Notes, 11.25%, 03/15/05         12,790,000        9,912,250
---------------------------------------------------------------
                                                     43,099,250
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.59%

United Stationer Supply Co., Sr.
  Sub. Notes, 12.75%, 05/01/05      19,021,000       21,303,520
---------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-0.58%

Rutherford-Moran Oil Corp., Sr.
  Unsec. Gtd. Sub. Notes,
  10.75%, 10/01/04                  18,200,000       20,839,000
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-2.50%

Abraxas Petroleum Corp., Series
  D, Sr. Unsec. Gtd. Notes,
  11.50%, 11/01/04                  18,290,000       13,991,850
---------------------------------------------------------------
Canadian Forest Oil Ltd.
  (Canada), Sr. Unsec. Yankee
  Gtd. Sub. Notes, 8.75%,
  09/15/07                          21,356,000       19,647,520
---------------------------------------------------------------
Chesapeake Energy Corp., Series
  B, Sr. Unsec. Gtd. Notes,
  9.625%, 05/01/05                  19,330,000       15,174,050
---------------------------------------------------------------
Kelley Oil & Gas Corp., Series
  B, Sr. Gtd. Sub. Notes,
  10.375%, 10/15/06                 20,150,000       15,011,750
---------------------------------------------------------------
Lodestar Holdings, Inc., Sr.
  Unsec. Gtd. Notes, 11.50%,
  05/15/05                          14,235,000       11,459,175
---------------------------------------------------------------
Queen Sand Resources, Inc., Sr.
  Unsec. Gtd. Notes, 12.50%,
  07/01/08                          20,950,000       14,769,750
---------------------------------------------------------------
                                                     90,054,095
---------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.75%

Texas Petrochemical Corp.,
  Sr. Unsec. Sub. Notes,
    11.125%, 07/01/06               13,000,000       12,870,000
---------------------------------------------------------------
  Sr. Unsec. Sub. Notes,
    11.125%, 07/01/06               14,480,000       14,335,200
---------------------------------------------------------------
                                                     27,205,200
---------------------------------------------------------------

POWER PRODUCER (INDEPENDENT)-0.12%

Panda Global Energy Co. (China);
  Sr. Yankee Gtd. Sec. Notes,
  12.50%, 04/15/04                   9,662,000        4,396,210
---------------------------------------------------------------

PUBLISHING-0.41%

Liberty Group Publishing Inc.,
  Sr. Unsec. Disc. Deb.,
  11.625%, 02/01/09(c)              26,350,000       14,624,250
---------------------------------------------------------------

RAILROADS-0.84%

TFM SA de CV (Mexico),
  Sr. Yankee Gtd. Disc. Notes,
    11.75%, 06/15/09(c)             42,000,000       22,470,000
---------------------------------------------------------------
  Sr. Yankee Gtd. Notes, 10.25%,
    06/15/07                         9,130,000        7,760,500
---------------------------------------------------------------
                                                     30,230,500
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
RESTAURANTS-0.53%

AFC Enterprises, Sr. Unsec. Sub.
  Notes, 10.25%, 05/15/07         $ 18,240,000   $   19,152,000
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.83%

Carr-Gottstein Foods Co., Sr.
  Sub. Notes, 12.00%, 11/15/05      27,105,000       31,441,800
---------------------------------------------------------------
Cumberland Farms, Inc., Sec.
  Notes, 10.50%, 10/01/03           16,972,000       16,717,420
---------------------------------------------------------------
Jitney-Jungle Stores of America
  Inc., Sr. Gtd. Notes, 12.00%,
  03/01/06                          15,905,000       17,813,600
---------------------------------------------------------------
                                                     65,972,820
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.55%

Plainwell, Inc., Series B Sr.
  Unsec. Sub. Notes, 11.00%,
  03/01/08                          25,030,000       19,648,550
---------------------------------------------------------------

RETAIL (SPECIALTY)-4.17%

Cabot Safety Corp., Sr. Sub.
  Notes, 12.50%, 07/15/05           18,975,000       20,777,625
---------------------------------------------------------------
CEX Holdings, Inc., Series B,
  Sr. Unsec. Gtd. Sub. Notes,
  9.625%, 06/01/08                  20,155,000       18,240,275
---------------------------------------------------------------
CSK Auto Inc., Sr. Gtd. Sub.
  Notes, 11.00%, 11/01/06           15,245,000       16,083,475
---------------------------------------------------------------
National Vision Associates, Sr.
  Notes, 12.75%, 10/15/05(a)
  (Acquired 10/05/98; Cost
  $19,476,208)                      19,700,000       20,980,500
---------------------------------------------------------------
Neff Corp, Sr. Sub. Notes,
  10.25%, 06/01/08(a) (Acquired
  12/02/98; Cost $11,969,694)       12,150,000       11,785,500
---------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 06/01/08                  18,500,000       17,945,000
---------------------------------------------------------------
Office Depot, Inc., Conv. LYON,
  5.00%, 12/11/07(d)                 5,000,000        5,493,750
---------------------------------------------------------------
Renters Choice, Inc., Sr. Sub.
  Notes, 11.00%, 08/15/08(a)
  (Acquired 08/13/98-10/01/98;
  Cost $22,924,900)                 23,060,000       23,521,200
---------------------------------------------------------------
Wilsons-The Leather Experts
  Inc., Series B, Sr. Unsec.
  Gtd. Notes, 11.25%, 08/15/04      15,840,000       15,602,400
---------------------------------------------------------------
                                                    150,429,725
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-2.08%

Big 5 Corp., Series B, Sr.
  Unsec. Notes, 10.875%,
  11/15/07                          19,890,000       20,188,350
---------------------------------------------------------------
Corporate Express, Inc., Conv.
  Notes, 4.50%, 07/01/00             8,000,000        6,782,880
---------------------------------------------------------------
GFSI Holdings, Inc., Series B,
  Sr. Disc. Notes, 11.375%,
  09/15/09(c)                       20,000,000       17,100,000
---------------------------------------------------------------
J Crew Operating Corp., Sr. Sub.
  Notes, 10.375%, 10/15/07          18,245,000       15,781,925
---------------------------------------------------------------
Worldwide Fiber, Inc. (Canada),
  Sr. Notes, 12.50%, 12/15/05(a)
  (Acquired 12/18/98; Cost
  $15,000,000)                      15,000,000       15,150,000
---------------------------------------------------------------
                                                     75,003,155
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE

SERVICES (ADVERTISING/MARKETING)-1.48%

Dimac Corporation, Sr. Sub.
  Notes, 12.50%, 10/01/08(a)
  (Acquired 10/16/98; Cost
  $24,308,250)                    $ 25,000,000   $   25,125,000
---------------------------------------------------------------
MDC Communications Corp.
  (Canada),
  Series B, Sr. Sub. Notes,
    10.50%, 12/01/06(a)
    (Acquired 11/13/98; Cost
    $9,801,500)                     10,000,000       10,250,000
---------------------------------------------------------------
  Sr. Yankee Unsec. Sub. Notes,
    10.50%, 12/01/06                17,470,000       17,906,750
---------------------------------------------------------------
                                                     53,281,750
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.42%

Coinmach Corp., Series D, Sr.
  Unsec. Notes, 11.75%, 11/15/05    27,750,000       30,733,125
---------------------------------------------------------------
Hydrochem Industrial Service,
  Series B, Sr. Sec. Gtd. Sub.
  Notes, 10.375%, 08/01/07          21,300,000       20,554,500
---------------------------------------------------------------
                                                     51,287,625
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.47%

Affiliated Computer Services,
  Conv. Sub. Notes, 4.00%,
  03/15/05                           8,500,000       10,375,313
---------------------------------------------------------------
DecisionOne Holdings Corp., Sr.
  Disc. Deb., 11.50%,
  08/01/08(c)(f)                    32,085,000        6,577,425
---------------------------------------------------------------
                                                     16,952,738
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.48%

MSX International, Inc., Sr.
  Unsec. Gtd. Sub. Notes,
  11.375%, 01/15/08                 18,130,000       17,359,475
---------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.05%

ATC Group Services, Inc., Sr.
  Unsec. Gtd. Sub. Notes,
  12.00%, 01/15/08(e)               17,850,000        1,695,750
---------------------------------------------------------------

SHIPPING-1.94%

American Reefer Co. Ltd., Series
  A First Pfd. Ship Mortgage
  Notes, 10.25%, 03/01/08            4,700,000        2,843,500
---------------------------------------------------------------
Millenium Seacarriers, First
  Priority Ship Mortgage Notes,
  12.00%, 07/15/05(a) (Acquired
  07/20/98; Cost $19,222,007)       19,900,000       16,019,500
---------------------------------------------------------------
Navigator Gas Transport PLC
  (United Kingdom), Notes,
  10.50%, 06/30/07(a) (Acquired
  07/31/97-09/04/97; Cost
  $17,716,250)                      17,520,000       15,505,200
---------------------------------------------------------------
Pacific & Atlantic Holdings,
  First Pfd. Ship Mortgage
  Notes, 11.50%, 05/30/08           20,980,000       16,259,500
---------------------------------------------------------------
Pegasus Shipping Hellas Co.
  (Bermuda), Series A, Sr. Sec.
  Gtd. Mortgage Notes, 11.875%,
  11/15/04                          22,500,000       19,462,500
---------------------------------------------------------------
                                                     70,090,200
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-6.39%

Clearnet Communications, Inc.
  (Canada), Sr. Yankee Disc.
  Notes, 14.75%, 12/15/05(c)        22,320,000       19,306,800
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-(CONTINUED)

Metrocall Inc., Sr. Sub. Notes,
  11.00%, 09/15/08(a) (Acquired
  12/17/98; Cost $15,203,442)     $ 15,310,000   $   15,463,100
---------------------------------------------------------------
Microcell Telecommunications,
  Inc., Series B, Sr. Disc.
  Yankee Notes, 14.00%,
  06/01/06(c)                       29,500,000       21,977,500
---------------------------------------------------------------
Nextel Communications, Inc.,
  Sr. Disc. Notes, 10.65%,
    09/15/07(c)                     45,600,000       29,640,000
---------------------------------------------------------------
  Sr. Notes, 12.00%, 11/01/08(a)
    (Acquired 10/28/98-11/02/98;
    Cost $43,711,200)               44,000,000       48,400,000
---------------------------------------------------------------
Orion Network Systems, Inc.,
  Sr. Gtd. Disc. Notes,
  12.50%, 01/15/07(c)               23,980,000       15,227,300
---------------------------------------------------------------
  Sr. Gtd. Notes, 11.25%,
    01/15/07                        17,750,000       17,661,250
---------------------------------------------------------------
PageMart Wireless, Inc., Sr.
  Sub. Disc. Notes, 11.25%,
  02/01/08(c)                       43,640,000       21,165,400
---------------------------------------------------------------
Powertel, Inc., Sr. Unsec.
  Notes, 11.125%, 06/01/07          26,000,000       25,870,000
---------------------------------------------------------------
Spectrasite Holdings, Inc., Sr.
  Disc. Notes, 12.00%,
  07/15/08(a)(c) (Acquired
  06/23/98; Cost $16,815,591)       30,300,000       15,604,500
---------------------------------------------------------------
                                                    230,315,850
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-7.12%

Call-Net Enterprises, Inc.
  (Canada), Sr. Unsec. Disc.
  Yankee Notes, 8.94%,
  08/15/08(c)                       43,000,000       25,477,500
---------------------------------------------------------------
Econophone, Inc., Sr. Unsec.
  Notes, 13.50%, 07/15/07           23,250,000       23,656,875
---------------------------------------------------------------
ESAT Telecom Group, PLC
  (Ireland), Sr. Notes, 11.875%,
  12/01/08(a) (Acquired
  11/20/98; Cost $11,300,000)       11,300,000       11,356,500
---------------------------------------------------------------
Esprit Telecom Group PLC (United
  Kingdom), Sr. Unsec. Yankee
  Notes, 11.50%, 12/15/07           22,500,000       23,400,000
---------------------------------------------------------------
Firstcom Corp., Sr. Notes,
  14.00%, 10/27/07(a) (Acquired
  10/21/97-12/03/97; Cost
  $23,200,600)                      22,990,000       15,863,100
---------------------------------------------------------------
Global Telesystems Group, Conv.
  Sr. Sub. Deb., 5.75%, 07/01/10    10,250,000       11,569,688
---------------------------------------------------------------
Long Distance Direct, Inc., Sr.
  Notes, 12.25%, 04/15/08(a)
  (Acquired 04/07/98-05/05/98;
  Cost $25,619,550)                 25,610,000       22,088,625
---------------------------------------------------------------
Primus Telecommunications Group,
  Inc., Sr. Sec. Notes, 11.75%,
  08/01/04                          20,000,000       20,800,000
---------------------------------------------------------------
RSL Communications, Ltd. (United
  Kingdom),
  Bonds, 12.00%,
    11/01/08(a)(Acquired
    11/02/98; Cost $13,700,905)     14,500,000       15,007,500
---------------------------------------------------------------
  Sr. Yankee Gtd. Notes, 12.25%,
    11/15/06                        20,484,000       21,713,040
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
TELECOMMUNICATIONS (LONG DISTANCE)-(CONTINUED)

Versatel Telecom B.V.
  (Netherlands),
  Sr. Notes, 13.25%, 05/15/08     $ 20,230,000   $   20,634,600
---------------------------------------------------------------
  Sr. Notes, 13.25%,
    05/15/08(a)(g) (Acquired
    11/17/98; Cost $14,208,000)     14,800,000       15,096,000
---------------------------------------------------------------
Viatel, Inc., Sr. Notes, 11.25%,
  04/15/08                          30,000,000       30,150,000
---------------------------------------------------------------
                                                    256,813,428
---------------------------------------------------------------

TELEPHONE-6.52%

Esat Holdings Ltd. (Ireland),
  Sr. Yankee Notes, 12.50%,
  02/01/07(c)                       25,530,000       16,977,450
---------------------------------------------------------------
ICG Services, Inc., Sr. Unsec.
  Disc. Notes, 10.00%,
  02/15/08(c)                      101,300,000       54,955,250
---------------------------------------------------------------
Logix Communications, Sr. Unsec.
  Notes, 12.25%, 06/15/08           47,750,000       44,288,125
---------------------------------------------------------------
Nextlink Communications, Inc.,
  Sr. Notes, 10.75%, 11/15/08(a)
  (Acquired 11/04/98; Cost
  $20,000,000)                      20,000,000       20,500,000
---------------------------------------------------------------
NTL Inc.,
  Conv. Sub. Notes, 7.00%,
    12/15/08(a) (Acquired
    12/11/98; Cost $5,002,650)       5,000,000        5,412,500
---------------------------------------------------------------
  Sr. Notes, 11.50%, 10/01/08(a)
    (Acquired 10/26/98; Cost
    $16,035,000)                    16,035,000       17,558,325
---------------------------------------------------------------
Qwest Communications Int'l, Sr.
  Notes, 7.50%, 11/01/08(a)
  (Acquired 10/27/98-11/23/98;
  Cost $49,870,739)                 50,200,000       52,710,000
---------------------------------------------------------------
U.S. Xchange LLC, Sr. Unsec.
  Notes, 15.00%, 07/01/08           21,400,000       22,523,500
---------------------------------------------------------------
                                                    234,925,150
---------------------------------------------------------------

TRUCKERS-0.49%

Travelcenters of America, Inc.,
  Sr. Unsec. Gtd. Sub. Deb.,
  10.25%, 04/01/07                  17,530,000       17,530,000
---------------------------------------------------------------

TRUCKS & PARTS-1.01%

Blue Bird Body Co., Series B,
  Sr. Sub. Notes, 10.75%,
  11/15/06                          15,425,000       15,964,875
---------------------------------------------------------------
HDA Parts System, Inc., Sr. Sub.
  Notes, 12.00%, 08/01/05(a)
  (Acquired 07/28/98-09/08/98;
  Cost $22,127,500)                 22,400,000       20,272,000
---------------------------------------------------------------
                                                     36,236,875
---------------------------------------------------------------

WASTE MANAGEMENT-0.14%

WMX Technologies, Conv. Sub.
  Notes, 2.00%, 01/24/05             5,230,000        5,138,475
---------------------------------------------------------------
    Total Corporate Bonds &
      Notes (Cost
      $3,528,028,823)                             3,298,240,719
---------------------------------------------------------------

                                        SHARES
COMMON STOCKS & OTHER EQUITY
  INTERESTS-0.36%

MANUFACTURING (SPECIALIZED)-0.01%

SF Holdings Group-Class C(a)(h)
  (Acquired 03/05/98-05/05/98;
  Cost $0)                              69,540          260,775
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
REAL ESTATE INVESTMENT TRUST-0.04%

Meditrust Companies(h)                  89,908   $    1,359,855
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.29%

Celcaribe S.A., Ordinary Trust
  Certificates(a)(h) (Acquired
  05/17/94-01/23/97; Cost $0)        2,276,400        9,105,600
---------------------------------------------------------------
Nextel Communications,
  Inc.-Class A(h)                       52,195        1,233,107
---------------------------------------------------------------
                                                     10,338,707
---------------------------------------------------------------

TELEPHONE-0.02%

Intermedia Communications
  Inc.(h)                               51,515          888,640
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $2,590,294)                                    12,847,977
---------------------------------------------------------------

PREFERRED STOCKS-3.49%

BROADCASTING (TELEVISION, RADIO
  & CABLE)-0.83%

Benedek Communications, 11.50%
  PIK Pfd.(h)                           28,702       23,392,130
---------------------------------------------------------------
Mediaone Group Inc., 6.25% Conv.
  Pfd.                                 100,000        6,650,000
---------------------------------------------------------------
                                                     30,042,130
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.10%

Monsanto Co., 6.50% Conv. Pfd.          75,000        3,675,000
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.16%

Conseco Finance Trust IV-Series
  F, 3.50% Conv. Pfd.                  150,000        5,793,750
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.33%

Brand Scaffold Services, Inc.,
  3.625% Pfd.                          330,000        9,900,000
---------------------------------------------------------------
SF Holdings Group, Series B,
  13.75% PIK Pfd.(h)                       420        1,816,500
---------------------------------------------------------------
                                                     11,716,500
---------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.13%

Tosco Financing Trust, 5.75%
  Conv. Pfd.                           100,000        4,812,500
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.31%

CVS Auto Exchange TR, 4.23%
  Conv. Pfd.                           110,000       11,020,625
---------------------------------------------------------------

SHIPPING-0.20%

Pegasus Shipping Ltd. (Bermuda),
  12.75% PIK Pfd.(a)(h)
  (Acquired 06/24/98; Cost
  $7,461,000)                           15,000        7,275,000
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.07%

Dobson Communications, 12.25%
  Sr. PIK Pfd.(h)                       30,059       26,902,927
---------------------------------------------------------------
Loral Space & Communications
  Ltd., 6.00% Conv. Pfd.               125,000        6,640,625
---------------------------------------------------------------
Nextel Communications, Conv.
  Pfd.(a)(h) (Acquired 12/17/98;
  Cost $4,997,398)                      19,700        5,126,925
---------------------------------------------------------------
                                                     38,670,477
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

TELECOMMUNICATIONS (LONG DISTANCE)-0.04%

Viatel Inc., Series A, 10.00%
  PIK Pfd.(h)                           15,252   $    1,437,543
---------------------------------------------------------------

TELEPHONE-0.32%

Intermedia Communications Inc.,
  7.00% Series E, Conv. Pfd.            50,000          912,500
---------------------------------------------------------------
  7.00%, Conv. Pfd.(a) (Acquired
    10/24/97-10/23/98; Cost
    $13,256,285)                       580,000       10,585,000
---------------------------------------------------------------
                                                     11,497,500
---------------------------------------------------------------
    Total Preferred Stocks (Cost
      $133,704,206)                                 125,941,025
---------------------------------------------------------------


RIGHTS & WARRANTS-0.36%

BROADCASTING (TELEVISION, RADIO
  & CABLE)-0.04%

Knology Holdings, Inc., expiring
  10/15/07(a)(h)(Acquired
  03/12/98, Cost $0)                    47,250          106,312
---------------------------------------------------------------
Park N View, Inc., expiring
  05/15/08 (United Kingdom)(h)          16,400        1,016,800
---------------------------------------------------------------
United International Holdings,
  expiring 11/15/99(h)                   9,250          139,906
---------------------------------------------------------------
                                                      1,263,018
---------------------------------------------------------------

CHEMICALS-0.00%

Sterling Chemicals Holdings,
  expiring 08/15/08(h)                   7,500          112,500
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.00%

Convergent Communications,
  expiring 04/01/08(h)                 132,800            1,327
---------------------------------------------------------------

CONTAINERS & PACKAGING (PAPER)-0.00%

MVE, Inc., expiring 02/15/02(h)          6,750           67,500
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.00%

Electronic Retailing Systems
  International, Inc., expiring
  02/01/04(h)                           18,802           94,010
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.00%

Resort At Summerlin/RAS Co.,
  expiring 12/15/07(h)                  23,900              239
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.01%

Republic Health Corp., expiring
  04/03/00(h)                           17,500          315,000
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.00%

Mediq, Inc., expiring
  06/01/09(a)(h) (Acquired
  05/21/98; Cost $7,893,001)            13,750              138
---------------------------------------------------------------

IRON & STEEL-0.01%

Bar Technologies Inc., expiring
  04/01/01(h)                            6,000          330,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
METAL FABRICATORS-0.00%

Gulf States Steel, Inc.,
  expiring 04/15/03(h)                  15,990   $          160
---------------------------------------------------------------

PERSONAL CARE-0.00%

IHF Capital Inc.,
  Series H, expiring
    11/14/99(a)(h) (Acquired
    11/04/94, Cost $0)                   8,000               80
---------------------------------------------------------------
Series I, expiring
  11/14/99(a)(h) (Acquired
  11/04/94-03/01/95, Cost $0)            7,250            3,625
---------------------------------------------------------------
                                                          3,705
---------------------------------------------------------------

SHIPPING-0.00%

Millenium Seacarriers, expiring
  07/15/03(h)                           19,900          124,375
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.09%

Cellnet Data System, expiring
  10/01/07(a)(h) (Acquired
  09/24/97-10/15/97; Cost $0)           10,000           77,500
---------------------------------------------------------------
Clearnet Communications, Inc.
  (Canada), expiring 09/15/05(h)       100,716          705,012
---------------------------------------------------------------
McCaw Intl. Ltd., expiring
  04/15/07(h)                           39,500          128,375
---------------------------------------------------------------
Microcell Telecommunications,
  Inc., expiring 06/01/06(a)(h)
  (Acquired 12/18/96; Cost $0)         118,000        1,519,840
---------------------------------------------------------------
Loral Space & Communications,
  Ltd.,
  expiring 01/15/07(h)                  43,600          436,300
---------------------------------------------------------------
Powertel, Inc., expiring
  02/01/06(h)                           42,656          330,584
---------------------------------------------------------------
                                                      3,197,611
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.14%

Long Distance Direct, Inc.,
  expiring 04/13/08(h)                  25,610           64,025
---------------------------------------------------------------
Primus Telecommunications Group,
  Inc., expiring 08/01/04(h)            20,000          255,000
---------------------------------------------------------------
RSL Communications, Ltd. (United
  Kingdom), expiring 11/15/06(h)        45,145        4,514,500
---------------------------------------------------------------
Versatel Telecom B.V.
  (Netherlands), expiring
  05/15/08(h)                           20,230          204,829
---------------------------------------------------------------
                                                      5,038,354
---------------------------------------------------------------

TELEPHONE-0.07%

ESAT Holdings Ltd., expiring
  02/01/07(a)(h) (Acquired
  06/16/97; Cost $0)                    25,530        1,793,483
---------------------------------------------------------------
ICG Communications, Inc.,
  expiring 10/15/05(h)                  39,600          732,600
---------------------------------------------------------------
Intermedia Communications, Inc.,
  expiring 06/01/00(h)                   1,500           64,110
---------------------------------------------------------------
                                                      2,590,193
---------------------------------------------------------------
    Total Rights & Warrants
      (Cost $3,790,185)                              13,138,130
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
REPURCHASE AGREEMENT-2.90%(i)

J.P. Morgan Securities, Inc.,
  4.75%, 01/04/99(j) (Cost
  $104,260,142)                   $104,260,142   $  104,260,142
---------------------------------------------------------------
TOTAL INVESTMENTS-98.60%                          3,554,427,993
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.40%                                  50,581,142
---------------------------------------------------------------
NET ASSETS-100.00%                               $3,605,009,135
===============================================================

Abbreviations:

Conv.  - Convertible
Deb.  - Debentures
Disc.  - Discounted
Gtd.   - Guaranteed
LYON  - Liquid Yield Option Note
Pfd.   - Preferred
PIK   - Payment in Kind
Sec.  - Secured
Sr.    - Senior
Sub.  - Subordinated
Unsec. - Unsecured

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 12/31/98 was $640,555,838 which represented 17.77% of the Fund's net assets.
(b) Issued as a unit. This unit also includes 15,500 warrants to purchase 31.12 shares of common stock per warrant.
(c) Step bond issued at a discount. Interest rate shown represents coupon rate at which the bond will accrue at a specified future date.
(d) Zero coupon bonds. Interest rate shown represents the rate of original issue discount.
(e) Defaulted security. Currently, the issuer is partially in default with respect to interest payments.
(f) Issued as a unit. This unit also includes 32,085 warrants to purchase 1.9 shares of common stock per warrant.
(g) Issued as a unit. This unit also includes 14,800 warrants to buy 6.667 shares of common stock per warrant.
(h) Non-income producing security.
(i) Collateral on repurchase agreements, including the Funds pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(j) Joint repurchase agreement entered into 12/31/98 with a maturing value of $500,263,889. Collateralized by U.S. Government agency obligations, 0% to 7.55% due 01/04/99 to 10/03/22 with an aggregate market value at 12/31/98 of $510,001,764.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

ASSETS:

Investments, at market value (cost
  $3,772,373,650)                           $3,554,427,993
----------------------------------------------------------
Receivables for:
  Investments sold                               7,159,056
----------------------------------------------------------
  Fund shares sold                              14,066,599
----------------------------------------------------------
  Dividends and interest                        70,249,884
----------------------------------------------------------
Investment for deferred compensation plan           72,678
----------------------------------------------------------
Other assets                                       109,656
----------------------------------------------------------
    Total assets                             3,646,085,866
----------------------------------------------------------

LIABILITIES:

Payables for:
  Investment purchased                             904,456
----------------------------------------------------------
  Fund shares reacquired                        17,674,577
----------------------------------------------------------
  Dividends                                     17,585,211
----------------------------------------------------------
  Deferred compensation plan                        72,678
----------------------------------------------------------
Accrued advisory fees                            1,464,160
----------------------------------------------------------
Accrued distribution fees                        3,196,900
----------------------------------------------------------
Accrued operating expenses                         178,749
----------------------------------------------------------
    Total liabilities                           41,076,731
----------------------------------------------------------
Net assets applicable to shares
  outstanding                               $3,605,009,135
----------------------------------------------------------

NET ASSETS:

Class A                                     $1,670,863,444
==========================================================
Class B                                     $1,820,899,289
==========================================================
Class C                                     $  113,246,402
==========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                        190,557,692
==========================================================
Class B                                        207,800,386
==========================================================
Class C                                         12,950,122
==========================================================
Class A:
  Net asset value and redemption price per
    share                                   $         8.77
----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.77 divided
     by 95.25%)                             $         9.21
==========================================================
Class B:
  Net asset value and offering price per
    share                                   $         8.76
==========================================================
Class C:
  Net asset value and offering price per
    share                                   $         8.74
==========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:

Interest                                    $ 380,935,260
---------------------------------------------------------
Dividends                                       1,259,674
---------------------------------------------------------
    Total investment income                   382,194,934
---------------------------------------------------------

EXPENSES:

Advisory fees                                  17,600,312
---------------------------------------------------------
Administrative services fees                      135,537
---------------------------------------------------------
Custodian fees                                    231,456
---------------------------------------------------------
Transfer agent fees -- Class A                  2,117,299
---------------------------------------------------------
Transfer agent fees -- Class B                  2,220,773
---------------------------------------------------------
Transfer agent fees -- Class C                     99,858
---------------------------------------------------------
Trustees' fees                                     31,422
---------------------------------------------------------
Distribution fees -- Class A                    4,521,613
---------------------------------------------------------
Distribution fees -- Class B                   18,264,587
---------------------------------------------------------
Distribution fees -- Class C                      760,766
---------------------------------------------------------
Other                                             172,153
---------------------------------------------------------
    Total expenses                             46,155,776
---------------------------------------------------------
Less: Expenses paid indirectly                   (217,075)
---------------------------------------------------------
    Net expenses                               45,938,701
---------------------------------------------------------
Net investment income                         336,256,233
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                      (188,884,753)
---------------------------------------------------------
  Foreign currencies                               (2,879)
---------------------------------------------------------
                                             (188,887,632)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                   (359,473,146)
---------------------------------------------------------
    Net gain (loss) from investment
       securities and foreign currencies     (548,360,778)
---------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                 $(212,104,545)
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                   1998              1997
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $  336,256,233    $  247,013,864
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (188,887,632)       62,942,651
----------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                  (359,473,146)       18,112,537
----------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                (212,104,545)      328,069,052
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                       (170,021,135)     (133,510,208)
----------------------------------------------------------------------------------------------
  Class B                                                       (158,792,161)     (111,521,456)
----------------------------------------------------------------------------------------------
  Class C                                                         (6,792,770)         (357,582)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        142,435,247       469,620,256
----------------------------------------------------------------------------------------------
  Class B                                                        448,570,951       540,779,350
----------------------------------------------------------------------------------------------
  Class C                                                        101,384,122        26,215,648
----------------------------------------------------------------------------------------------
    Net increase in net assets                                   144,679,709     1,119,295,060
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          3,460,329,426     2,341,034,366
----------------------------------------------------------------------------------------------
  End of period                                               $3,605,009,135    $3,460,329,426
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $4,011,736,919    $3,332,603,649
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              5,490,138         4,691,600
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (194,272,265)      (18,493,312)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (217,945,657)      141,527,489
----------------------------------------------------------------------------------------------
                                                              $3,605,009,135    $3,460,329,426
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares, and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange (except convertible bonds) are valued at the last sales price on the exchange where principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Trustees, or persons designated by the Board of Trustees, determines that over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually subject to restrictions noted in section "C" below. On December 31, 1998 additional paid-in capital was decreased by $13,257,050, undistributed net investment income was increased by $148,371 and undistributed net realized gains was increased by $13,108,679 as a result of differing book/tax treatment of foreign currency transactions, market discount reclassifications and expirations of capital loss carryforwards in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $118,664,039 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2006. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
D. Foreign Currency Translation -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
F. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% of the first $200 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.50% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.45% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $135,537 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1998, the Fund paid AFS $2,794,049 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $4,521,613, $18,264,587 and $760,766, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,822,464 from sales of the Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended

December 31, 1998, AIM Distributors received $660,651 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1998, the Fund paid legal fees of $10,514 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $41,157 and $175,918, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $217,075 during the year ended December 31, 1998.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $3,378,593,550 and $2,715,129,275, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 was as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 101,120,172
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (322,770,884)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                  $(221,650,712)
=========================================================
Cost of investments for tax purposes is
  $3,776,078,705.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                    1998                            1997
                       ------------------------------   -----------------------------
                          SHARES          AMOUNT          SHARES          AMOUNT
                       ------------   ---------------   -----------   ---------------
Sold:
  Class A               113,312,954   $ 1,099,027,598    93,715,770   $   935,998,102
---------------------  ------------------------------   -----------------------------
  Class B                81,983,594       793,346,240    74,428,033       739,555,783
---------------------  ------------------------------   -----------------------------
  Class C*               31,084,188       309,774,327     2,840,747        28,847,843
---------------------  ------------------------------   -----------------------------
Issued as
  reinvestment of
  dividends:
  Class A                11,706,241       112,173,341     8,409,927        83,983,856
---------------------  ------------------------------   -----------------------------
  Class B                 8,418,057        80,427,189     5,178,022        54,019,940
---------------------  ------------------------------   -----------------------------
  Class C*                  480,845         4,500,556        19,254           195,246
---------------------  ------------------------------   -----------------------------
Reacquired:
  Class A              (110,296,515)   (1,068,765,692)  (55,082,159)     (550,361,702)
---------------------  ------------------------------   -----------------------------
  Class B               (44,848,230)     (425,202,478)  (25,424,400)     (252,796,373)
---------------------  ------------------------------   -----------------------------
  Class C*              (21,196,339)     (212,890,761)     (278,573)       (2,827,441)
---------------------  ------------------------------   -----------------------------
                         70,644,795   $   692,390,320   103,806,621   $ 1,036,615,254
=====================  ==============================   =============================

* Class C shares commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1998; and for a share of Class C outstanding during the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                 1998           1997           1996          1995         1994
                                                              ----------     ----------     ----------     --------     --------
Net asset value, beginning of period                          $    10.16     $     9.88     $     9.43     $   8.93     $  10.05
------------------------------------------------------------  ----------     ----------     ----------     --------     --------
Income from investment operations:
  Net investment income                                             0.92           0.90           0.92         0.93         0.96
------------------------------------------------------------  ----------     ----------     ----------     --------     --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.40)          0.28           0.46         0.52        (1.12)
------------------------------------------------------------  ----------     ----------     ----------     --------     --------
    Total from investment operations                               (0.48)          1.18           1.38         1.45        (0.16)
------------------------------------------------------------  ----------     ----------     ----------     --------     --------
Less distributions:
  Dividends from net investment income                             (0.91)         (0.90)         (0.93)       (0.95)       (0.96)
------------------------------------------------------------  ----------     ----------     ----------     --------     --------
Net asset value, end of period                                $     8.77     $    10.16     $     9.88     $   9.43     $   8.93
============================================================  ==========     ==========     ==========     ========     ========
Total return(a)                                                    (5.10)%        12.52%         15.44%       16.86%       (1.67)%
============================================================  ==========     ==========     ==========     ========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,670,863     $1,786,352     $1,272,974     $886,106     $578,959
============================================================  ==========     ==========     ==========     ========     ========
Ratio of expenses to average net assets                             0.85%(b)       0.90%          0.97%        0.96%        1.00%
============================================================  ==========     ==========     ==========     ========     ========
Ratio of net investment income to average net assets                9.45%(b)       9.08%          9.67%        9.95%       10.07%
============================================================  ==========     ==========     ==========     ========     ========
Portfolio turnover rate                                               76%            80%            77%          61%          53%
============================================================  ==========     ==========     ==========     ========     ========

(a) Does not deduct sales charges.

(b) Ratios are based on average net assets of $1,808,645,166.

                                                                  CLASS B                                         CLASS C
                                     -----------------------------------------------------------------     ---------------------
                                        1998           1997           1996         1995         1994         1998         1997
                                     ----------     ----------     ----------    --------     --------     --------     --------
Net asset value, beginning of
  period                             $    10.16     $     9.88     $     9.42    $   8.92     $  10.04     $  10.14     $  10.04
-----------------------------------  ----------     ----------     ----------    --------     --------     --------     --------
Income from investment operations:
  Net investment income                    0.84           0.83           0.85        0.85         0.87         0.82(a)      0.35
-----------------------------------  ----------     ----------     ----------    --------     --------     --------     --------
  Net gains (losses) on securities
    (both realized and unrealized)        (1.40)          0.28           0.47        0.52        (1.10)       (1.38)        0.10
-----------------------------------  ----------     ----------     ----------    --------     --------     --------     --------
    Total from investment
      operations                          (0.56)          1.11           1.32        1.37        (0.23)       (0.56)        0.45
-----------------------------------  ----------     ----------     ----------    --------     --------     --------     --------
Less distributions:
  Dividends from net investment
    income                                (0.84)         (0.83)         (0.86)      (0.87)       (0.89)       (0.84)       (0.35)
-----------------------------------  ----------     ----------     ----------    --------     --------     --------     --------
Net asset value, end of period       $     8.76     $    10.16     $     9.88    $   9.42     $   8.92     $   8.74     $  10.14
===================================  ==========     ==========     ==========    ========     ========     ========     ========
Total return(b)                           (5.90)%        11.71%         14.68%      15.91%       (2.48)%      (5.92)%       4.49%
===================================  ==========     ==========     ==========    ========     ========     ========     ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                           $1,820,899     $1,647,801     $1,068,060    $557,926     $191,338     $113,246     $ 26,177
===================================  ==========     ==========     ==========    ========     ========     ========     ========
Ratio of expenses to average net
  assets                                   1.61%(c)       1.65%          1.68%       1.73%        1.80%        1.61%(c)     1.68%(d)
===================================  ==========     ==========     ==========    ========     ========     ========     ========
Ratio of net investment income to
  average net assets                       8.69%(c)       8.33%          8.95%       9.18%        9.27%        8.69%(c)     8.30%(d)
===================================  ==========     ==========     ==========    ========     ========     ========     ========
Portfolio turnover rate                      76%            80%            77%         61%          53%          76%          80%
===================================  ==========     ==========     ==========    ========     ========     ========     ========

(a) Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and for periods less than one year is not annualized.

(c) Ratios are based on average net assets of $1,826,458,676 and $76,076,559, for Class B and Class C respectively.

(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM High Yield Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM High Yield Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM High Yield Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG LLP

                       Houston, Texas
                       February 5, 1999

BOARD OF TRUSTEES                                 OFFICERS                                  OFFICE OF THE FUND

Charles T. Bauer                                  Charles T. Bauer                          11 Greenway Plaza
Chairman                                          Chairman                                  Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                 INVESTMENT ADVISOR
Director
ACE Limited;                                      John J. Arthur                            A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Treasurer       11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                                Carol F. Relihan                          Houston, TX 77046
                                                  Senior Vice President and Secretary
Owen Daly II                                                                                TRANSFER AGENT
Director                                          Gary T. Crum
Cortland Trust Inc.                               Senior Vice President                     A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
Edward K. Dunn Jr.                                Dana R. Sutton                            Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                       CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and          Robert G. Alley
President, Mercantile Bankshares                  Vice President                            State Street Bank and Trust Company
                                                                                            225 Franklin Street
Jack Fields                                       Stuart W. Coco                            Boston, MA 02110
Chief Executive Officer                           Vice President
Texana Global, Inc.;                                                                        COUNSEL TO THE FUND
Formerly Member                                   Melville B. Cox
of the U.S. House of Representatives              Vice President                            Ballard Spahr
                                                                                            Andrews & Ingersoll, LLP
Carl Frischling                                   Karen Dunn Kelley                         1735 Market Street
Partner                                           Vice President                            Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                                  Jonathan C. Schoolar                      COUNSEL TO THE TRUSTEES
Robert H. Graham                                  Vice President
President and Chief Executive Officer                                                       Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                       Renee A. Friedli                          919 Third Avenue
                                                  Assistant Secretary                       New York, NY 10022
Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.;      P. Michelle Grace                         DISTRIBUTOR
Commissioner, New York City Dept. for             Assistant Secretary
the Aging; and member of the Board of Directors,                                            A I M Distributors, Inc.
Metropolitan Transportation Authority of          Jeffrey H. Kupor                          11 Greenway Plaza
New York State                                    Assistant Secretary                       Suite 100
                                                                                            Houston, TX 77046
Lewis F. Pennock                                  Nancy L. Martin
Attorney                                          Assistant Secretary                       AUDITORS

Ian W. Robinson                                   Ofelia M. Mayo                            KPMG LLP
Consultant; Formerly Executive                    Assistant Secretary                       700 Louisiana
Vice President and                                                                          Houston, TX 77002
Chief Financial Officer                           Lisa A. Moss
Bell Atlantic Management                          Assistant Secretary
Services, Inc.
                                                  Kathleen J. Pflueger
Louis S. Sklar                                    Assistant Secretary
Executive Vice President
Hines Interests                                   Samuel D. Sirko
Limited Partnership                               Assistant Secretary

                                                  Stephen I. Winer
                                                  Assistant Secretary

                                                  Mary J. Benson
                                                  Assistant Treasurer


REQUIRED FEDERAL INCOME TAX INFORMATION

AIM High Yield Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $0.91, $0.84, and $0.84 per share, respectively, to shareholders during its tax year ended December 31, 1998. Of these amounts, 0.33% is eligible for the dividends received deduction for corporations. Missouri residents: During the Fund's tax year ended December 31, 1998, 1.56% of the Fund's income was derived from U.S. Treasury obligations.

                                 THE AIM FAMILY OF FUNDS

GROWTH FUNDS                               INTERNATIONAL GROWTH FUNDS             A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)              AIM Advisor International Value Fund   leadership in the mutual fund industry
AIM Blue Chip Fund                         AIM Asian Growth Fund                  since 1976 and managed approximately $109
AIM Capital Development Fund               AIM Developing Markets Fund(2)         billion in assets for more than 6.2 million
AIM Constellation Fund                     AIM Europe Growth Fund(2)              shareholders, including individual investors,
AIM Mid Cap Equity Fund(2), (A)            AIM European Development Fund          corporate clients, and financial institutions,
AIM Select Growth Fund(3)                  AIM International Equity Fund          as of December 31, 1998.
AIM Small Cap Growth Fund(2), (B)          AIM Japan Growth Fund(2)                  The AIM Family of Funds--Registered Trademark--
AIM Small Cap Opportunities Fund           AIM Latin American Growth Fund(2)      is distributed nationwide, and AIM today is the
AIM Value Fund                             AIM New Pacific Growth Fund(2)         10th-largest mutual fund complex in the U.S. in
AIM Weingarten Fund                                                               assets under management, according to Strategic
                                           GLOBAL GROWTH FUNDS                    Insight, an independent mutual fund monitor.
GROWTH & INCOME FUNDS                      AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                      AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund                 GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Real Estate Fund               AIM Global Growth & Income Fund(2)
AIM Balanced Fund                          AIM Global Utilities Fund
AIM Basic Value Fund(2), (C)
AIM Charter Fund                           GLOBAL INCOME FUNDS
                                           AIM Emerging Markets Debt Fund(2), (D)
INCOME FUNDS                               AIM Global Government Income Fund(2)
AIM Floating Rate Fund(2)                  AIM Global Income Fund
AIM High Yield Fund                        AIM Strategic Income Fund(2)
AIM High Yield Fund II
AIM Income Fund                            THEME FUNDS
AIM Intermediate Government Fund           AIM Global Consumer Products and Services Fund(2)
AIM Limited Maturity Treasury Fund         AIM Global Financial Services Fund(2)
                                           AIM Global Health Care Fund(2)
TAX-FREE INCOME FUNDS                      AIM Global Infrastructure Fund(2)
AIM High Income Municipal Fund             AIM Global Resources Fund(2)
AIM Municipal Bond Fund                    AIM Global Telecommunications Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut    AIM Global Trends Fund(2), (E)
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund



(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.